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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

            CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): APRIL 2, 2003


                                 ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     0-21198              76-0233274
 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          NUMBER)          IDENTIFICATION NO.)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (281) 719-3400
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS

          On April 2, 2003, the Company issued a press release announcing that its Board of Directors had authorized the Company to repurchase up to $2.5 million of the Company's common stock from time to time through privately negotiated third party transactions or in the open market. The Company has approximately 11.5 million shares of common stock currently outstanding.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c. Exhibits

           Exhibit
           Number          Description
           -------         ------------
             99.1          Press Release dated April 2, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZONAGEN, INC.

Date: April 3, 2003.

                                 By:      /s/ Louis Ploth, Jr.
                                    ------------------------------------------
                                     Louis Ploth, Jr.
                                     Vice President, Business Development and
                                     Chief Financial Officer



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                                 EXHIBIT INDEX

           Exhibit
           Number          Description
           -------         ------------
             99.1          Press Release dated April 2, 2003.